Exhibit 99.11

YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY. Vote by Internet or Telephone - QUICK *** EASY IMMEDIATE - 24 Hours a Day, 7 Days a Week or by Mail Your phone or Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card. Votes submitted electronically over the Internet or by telephone must be received by 11:59 p.m., Eastern Time, on September 12, 2021. INTERNET - www.cstproxyvote.com Use the Internet to vote your proxy. Have your proxy card available when you access the above website. Follow the prompts to vote your shares. Vote at the Meeting - If you plan to attend the virtual online special meeting, you will need your 12 digit control number to vote electronically at the special meeting. To attend the special meeting, visit: https://www.cstproxy.com/gnbfinancialservices/2021 PHONE - 1 (866) 894-0536 Use a touch-tone telephone to vote your proxy. Have your proxy card available when you call. Follow the voting instructions to vote your shares. MAIL - Mark, sign and date your proxy card and return it in the postage-paid envelope provided. PLEASE DO NOT RETURN THE PROXY CARD IF YOU ARE VOTING ELECTRONICALLY. FOLD HERE " DO NOT SEPARATE " INSERT IN ENVELOPE PROVIDED PROXY A special meeting of shareholders of GNB Financial Services, Inc., or GNB will be held virtually via live webcast on Monday, September 13, 2021, at 9:00 a.m., local time, to consider and vote upon the following matters: Please mark your votes like this The GNB board of directors recommends that you vote "FOR" the merger proposal and the adjournment proposal. FOR AGAINST ABSTAIN 1. a proposal to adopt the Agreement and Plan of Merger, dated as of December 10, 2020, by and among LINKBAN-CORP, Inc., LINKBANK, GNB Financial Services, Inc. and The Gratz Bank; and 2. a proposal to approve one or more adjournments of the special meeting, if necessary, to permit further solicitation of proxies if there are insufficient votes at the time of the special meeting, or at any adjournment or postponement of that meeting, to approve the merger proposal. 3. In their discretion, the proxyholders are authorized to vote upon such other business as may properly come before the meeting and any adjournment or postponement thereof. This proxy must be dated, signed by the shareholder(s), and returned promptly to the corporation in the enclosed envelope. When shares are held by joint tenants, both must sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If more than one trustee, all should sign. If a corporation, please sign in full corporate name by president or authorized officer. If a partnership, please sign in partnership name by authorized person. If you receive more than one proxy card, please date and sign each card and return all proxy cards in the enclosed envelope. For address changes and/or comments, please check this box and write them on the back where indicated. CONTROL NUMBER Signature Signature, if held jointly Date , 2021 Note: Please sign exactly as name appears hereon. When shares are held by joint owners, both should sign. When signing as attorney, executor, administrator, trustee, guardian, or corporate officer, please give title as such.

Important Notice Regarding the Internet Availability of Proxy Materials for the Special Meeting of Shareholders The 2021 Proxy Statement and the 2020 Annual Report to Shareholders are available at: https://www.cstproxy.com/gnbfinancialservices/2021 FOLD HERE " DO NOT SEPARATE " INSERT IN ENVELOPE PROVIDED PROXY THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS GNB FINANCIAL SERVICES, INC. SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON SEPTEMBER 13, 2021. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS The undersigned hereby constitutes and appoints Aaron M. Klinger and Kevin W. Laudenslager and each or any of them, proxies of the undersigned, with full power of substitution, to vote all of the shares of GNB Financial Services, Inc. that the undersigned may be entitled to vote at the special meeting of shareholders of the corporation to be held virtually via live webcast at https://www.cstproxy.com/gnbfinancialservices/2021 on Monday, September 13, 2021, at 9:00 a.m., prevailing time, and at any adjournment or postponement thereof as follows: THIS PROXY, WHEN PROPERLY SIGNED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 AND 2. Address Change/Comments: (Continued, and to be marked, dated and signed, on the other side)